UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 11, 2014

STATER BROS. HOLDINGS INC.
(Exact name of registrant as specified in its charter)

001-13222
(Commission file number)

Delaware	33-0350671
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
301 S. Tippecanoe Avenue San Bernardino, California	92408
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (909) 733-5000
N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On February 11, 2014, Stater Bros. Holdings Inc. issued a press release entitled “Stater Bros. Sales and Customer Counts Increase In The First Quarter of Fiscal 2014.” A copy of this press release is attached hereto and incorporated by reference as exhibit 99.1. The information contained in this 8-K document, including the exhibit furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise incorporated by reference in any filing pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this report, including the exhibit furnished herewith, is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

Item 9.01	Financial Statements and Exhibits
The following material is being furnished as exhibits to this Current Report on Form 8-K.

(c) Exhibit

99.1	Text of press release, dated February 11, 2014, entitled “Stater Bros. Sales and Customer Counts Increase In The First Quarter of Fiscal 2014.”

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stater Bros. Holdings Inc.

Date: February 12, 2014	By: /s/ David J. Harris
David J. Harris Executive Vice President - Finance and Chief Financial Officer (Principal Financial Officer) (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Text of press release, dated February 11, 2014, entitled “Stater Bros. Sales and Customer Counts Increase In The First Quarter of Fiscal 2014.”